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                        SUPPLEMENT DATED JANUARY 24, 2003

                       TO PROSPECTUS DATED MAY 1, 2002 FOR
                     KEMPER INVESTORS LIFE INSURACE COMPANY

              INDIVIDUAL AND GROUP VARIABLE FIXED AND MARKET VALUE
                       ADJUSTED DEFERRED ANNUITY CONTRACTS

                                    Issued by
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

                                       and

                     KEMPER INVESTORS LIFE INSURANCE COMPANY

Kemper Investors Life Insurance Company ("KILICO") and KILICO Variable Annuity Separate Account ("KILICO Separate Account") received an order (the "Order") from the Securities and Exchange Commission on December 23, 2002 approving the substitution of shares currently held by certain Subaccounts of KILICO Separate Account.

Pursuant to the Order, KILICO and KILICO Separate Account will substitute shares issued by Scudder Growth Portfolio and Scudder Blue Chip Portfolio (the "Scudder Portfolios"), each a series of Scudder Variable Series II, for shares issued by Janus Growth Portfolio and Janus Growth and Income Portfolio (the "Janus Portfolios"), each a series of Janus Aspen Series, respectively (the "Substitution"). The Janus Portfolios and the Scudder Portfolios currently serve as underlying investment options under your contract. The Substitution applies to all contract owners who became such prior to May 1, 2000 and have either allocated contract values to a Subaccount investing in a Janus Portfolio or who maintain the ability to do so. KILICO ceased offering the Janus Portfolios as investment options for contracts issued after April 30, 2000.

The Substitution will be effected by the Janus Portfolio Subaccounts redeeming shares of the corresponding Janus Portfolio at their net asset value on the date the Substitution is effected and using the proceeds of that redemption to purchase shares of the corresponding Scudder Portfolio at their net asset value on the same date. Each Scudder Portfolio has, and will continue to have, investment objectives, investment strategies and anticipated risks that are similar in all material respects to those of the corresponding Janus Portfolio. You will receive a prospectus for the applicable Scudder Portfolio prior to the Substitution if you have not already received one.

After the Substitution is effected, the Scudder Portfolios will be substituted for the Janus Portfolios for all purposes under your Contract. Thus, for example, unless you instruct us otherwise, we will allocate to the appropriate Scudder Portfolio Subaccount any percentage of your new purchase payments that previously would have been allocated to a Janus Portfolio

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Subaccount. Likewise, unless you instruct us otherwise, we will substitute the
Scudder Portfolio Subaccount for the Janus Portfolio Subaccount in effecting transactions under our automatic transaction programs such as dollar cost averaging and systematic withdrawals.

You may transfer assets from a Janus Portfolio Subaccount to another investment option available under your contract. Two Subaccounts that invest in portfolios sub-advised by Janus Capital Corporation, the SVS Janus Growth Opportunities Subaccount and the SVS Janus Growth and Income Subaccount, that were not previously available to contract owners that purchased prior to May 1, 2000, are now also available for transfers from a Janus Portfolio Subaccount. Transfers to any Subaccount may be made, without the imposition of any fee, charge, or other penalty that might otherwise be imposed, from the date of this Supplement through a date at least thirty (30) days following the date the Substitution is effected. It is anticipated that the Substitution will be effected on or about March 7, 2003. The SVS Janus Growth Opportunities Subaccount and the SVS Janus Growth and Income Subaccount are also now available for new purchase payments under your contract. See the Prospectus for more information on these and other available Subaccounts, including fees and charges.

We will provide you with confirmation of the Substitution after it is complete.

                                      * * *

This supplement should be retained with your Prospectus for future reference.

                                        2

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[Zurich Life Letterhead]




Via EDGAR

January 24, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:    KILICO Variable Annuity Separate Account of
                Kemper Investors Life Insurance Company
                SEC File Nos. 333-22375 and 811-3199

Commissioners:

On behalf of the KILICO Variable Annuity Separate Account of Kemper Investors Life Insurance Company, enclosed is a prospectus supplement dated January 24, 2003 to the Scudder Destinations(SM) Variable Annuity prospectus dated May 1, 2002 for electronic filing pursuant to Rule 497(e) under the Securities Act of 1933.

Please call the undersigned at 847-874-7386 if there are any questions regarding this filing.

Yours truly,

/s/ Terry R. Young

Terry R. Young
Senior Counsel

Enclosure